UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2025

SPHERE 3D CORP.
(Exact name of registrant as specified in its charter)

Ontario	001-36532	98-1220792
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

243 Tresser Blvd, 17th Floor
 Stamford, Connecticut, United States 06901
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (647) 952 5049

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares	ANY	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported, on November 21, 2024, Sphere 3D Corp. (the "Company") closed on a private placement transaction whereby it issued warrants (the "Existing Warrants") to purchase up to 4,368,211 of the Company's common shares to an accredited investor (the "Purchaser"). The Existing Warrants had an exercise price of $1.50 per share (subject to adjustment as set forth in the Existing Warrants) and became exercisable six months after issuance.

On October 16, 2025, the Company entered into a warrant inducement offer letter (the "Inducement Agreement") with the Purchaser whereby the Company offered the Purchaser the ability to exercise its Existing Warrants at an exercise price of $0.94 per share. In addition, pursuant to the Inducement Agreement, the Company offered to issue new warrants (the "New Warrants") to purchase a number of shares equal to 200% of the number of common shares issued pursuant to the exercise of the Existing Warrants, or up to 8,736,422 common shares.

The New Warrants have an exercise price of $0.94 per share (subject to adjustment as set forth in the New Warrants), will become exercisable on the date (the "Stockholder Approval Date") on which the Company receives approval from its stockholders with respect to the issuance of the New Warrants and common shares issuable upon the exercise thereof ("Stockholder Approval"), and will expire on the five-year anniversary of the Stockholder Approval Date. The New Warrants contain standard anti-dilution adjustments to the exercise price including for share splits, share dividends, rights offerings and pro rata distributions. A holder of the New Warrants will not have the right to exercise any portion of the New Warrants if the holder (together with its affiliates) would beneficially own in excess of 9.99% of the number of  the Company's common shares outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the New Warrants.

The Company expects the transaction to close on October 17, 2025, subject to customary closing conditions. If all Existing Warrants are exercised, the Company will receive total gross cash proceeds of approximately $4 million. The Company intends to use the net proceeds from the offering for working capital and other general corporate purposes.

In connection with the Inducement Agreement, the Company will be required to file, on or prior to November 16, 2025 (the "Filing Date"), a resale registration statement (the "Resale Registration Statement") with the Securities and Exchange Commission ("SEC") to register the resale of the Company's common shares issuable upon exercise of the New Warrants. Pursuant to the Inducement Agreement, the Resale Registration Statement must be declared effective by the SEC within 60 days after the date of the Inducement Agreement, or 90 days if the Resale Registration Statement is reviewed by the SEC.

In addition, the Company is required to hold an annual or special meeting of stockholders on or prior to January 15, 2026, for the purpose of obtaining Stockholder Approval, with the recommendation of the Company's Board of Directors that such proposals are approved. If the Company does not obtain Stockholder Approval at the first meeting, the Company must call a meeting every 90 days thereafter to seek Stockholder Approval until the earlier of the date on which Stockholder Approval is obtained or the New Warrants are no longer outstanding.

A.G.P./Alliance Global Partners (the "Financial Adviser") acted as the exclusive financial adviser in connection with the above transactions pursuant to a Financial Advisory Agreement, dated as of October 16, 2025, between the Company and the Financial Adviser (the "FAA"). Pursuant to the FAA, the Financial Adviser will be paid a commission equal to 7.0% of the gross proceeds received by the Company related to the Inducement Agreement. The Company will reimburse the Financial Adviser $40,000 for certain fees and expenses incurred by them, including attorney fees.

The foregoing descriptions of the form of New Warrant, the form of Inducement Agreement, and the FAA are subject to, and qualified in their entirety by, such documents (or forms thereof), which are attached hereto as Exhibits 4.1, 10.1, and 10.2, respectively, and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02. Based in part upon the representations of the Purchaser in the Inducement Agreement, the offering and sale of the New Warrants, and the common shares issuable upon exercise of the New Warrants, will be exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Regulation D promulgated thereunder ("Regulation D") and corresponding provisions of state securities or "blue sky" laws. The sale of the New Warrants and the common shares issuable upon exercise of the New Warrants by the Company has not been registered under the Securities Act or any state securities laws and such securities may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements. The sale of such securities did not involve a public offering and was made without general solicitation or general advertising. In the Inducement Agreement, the Purchaser represented that it is and on each date on which it exercises any New Warrant will be an accredited investor, as such term is defined in Rule 501(a) of Regulation D under the Securities Act, and it is acquiring the New Warrants for investment purposes only and not with a view to any resale, distribution or other disposition of the New Warrants in violation of the United States federal securities laws.

Item 8.01 Other Events.

On October 17, 2025, the Company issued a press release announcing the transactions contemplated by the Inducement Agreement and the New Warrants. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K, including the accompanying exhibits, contains "forward-looking statements" within the meaning of the federal securities laws. These forward-looking statements include, but are not limited to, statements relating to the expectations regarding the use of proceeds from the offering. These forward-looking statements are based on the Company's current expectations and inherently involve significant risks and uncertainties, including those described in the Company's most recent Quarterly Report on Form 10-Q and Annual Report on Form 10-K. Therefore, the Company's actual results could differ materially from those expressed, implied or forecast in any such forward-looking statements. Except as required by law, the Company undertakes no duty or obligation to update any forward-looking statements contained in this Current Report on Form 8-K, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

4.1	Form of New Warrant
10.1	Form of Inducement Agreement
10.2	Financial Advisory Agreement dated October 16, 2025, by and between the Company and the Financial Adviser.
99.1	Press Release of the Company dated October 17, 2025.
104	Cover Page Interactive Data File (the cover page XBRL tags are imbedded in the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 17, 2025

SPHERE 3D CORP.

By: /s/ Kurt Kalbfleisch

Kurt Kalbfleisch

Acting Chief Executive Officer and CFO